                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 11, 2002
                                         --------------




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)


           Virginia                                     0-25762                         54-1719855
------------------------------------               ----------------                 --------------------
(State or other jurisdiction of                      (Commission                        (IRS Employer
        incorporation)                                File Number)                    Identification No.)



11013 West Broad Street Road, Glen Allen, Virginia                                         23060
--------------------------------------------------                                  -------------------
   (Address of principal executive offices)                                              (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.             OTHER EVENTS
                    ------------
                    The February 2002 monthly Certificateholder's Statements to investors were distributed March 11, 2002.

ITEM 7 (c).         EXHIBITS
                    --------

                    The following are filed as exhibits to this Report under Exhibit 20:
                    1.  February performance Summary
                    2.  Series 1996-3 Class A and Class B Certificateholder's Statements
                        for the month of February 2002.
                    3.  Series 1997-1 Class A and Class B Certificateholder's Statements
                          for the month of February 2002.
                    4.  Series 1997-2 Class A and Class B Certificateholder's Statements
                          for the month of February 2002.
                    5.  Series 1998-1 Class A and Class B Certificateholder's Statements
                          for the month of February 2002.
                    6.  Series 1998-4 Class A and Class B Certificateholder's Statements
                          for the month of February 2002.
                    7.  Series 1999-1 Class A and Class B Certificateholder's Statements
                          for the month of February 2002
                    8.  Series 1999-2 Class A and Class B Certificateholder's Statements
                          for the month of February 2002
                    9.  Series 1999-3 Class A and Class B Certificateholder's Statements
                          for the month of February 2002
                    10. Series 2000-1 Class A and Class B Certificateholder's Statements
                          for the month of February 2002
                    11. Series 2000-2 Class A and Class B Certificateholder's Statements
                          for the month of February 2002
                    12. Series 2000-3 Class A and Class B Certificateholder's Statements
                          for the month of February 2002
                    13. Series 2000-4 Class A and Class B Certificateholder's Statements
                          for the month of February 2002
                    14. Series 2000-5 Class A and Class B Certificateholder's Statements
                          for the month of February 2002
                    15. Series 2001-1 Class A and Class B Certificateholder's Statements
                          for the month of February 2002
                    16. Series 2001-2 Class A and Class B Certificateholder's Statements
                          for the month of February 2002
                    17. Series 2001-3 Class A and Class B Certificateholder's Statements
                          for the month of February 2002
                    18. Series 2001-4 Class A and Class B Certificateholder's Statements
                          for the month of February 2002

                    19. Series 2001-5 Class A and Class B Certificateholder's Statements
                          for the month of February 2002
                    20. Series 2001-6 Class A and Class B Certificateholder's Statements
                          for the month of February 2002
                    21. Series 2001-7 Class A and Class B Certificateholder's Statements
                          for the month of February 2002
                    22. Series 2001-8 Class A and Class B Certificateholder's Statements
                          for the month of February 2002
                     23. Series 2002-1 Class A and Class B Certificateholder's Statements
                          for the month of February 2002
                    24. Trust Excess Spread Analysis


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            CAPITAL ONE MASTER TRUST

                                By:  CAPITAL ONE BANK
                                     Servicer


                                By:   /s/David M. Willey
                                     --------------------------------------
                                      David M. Willey
                                      Executive Vice President of Corporate
                                      Financial Management
Date:  March 11, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                             ----------------------



                                    EXHIBITS

                                       TO

                                    FORM 8-K




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                                                      SEQUENTIALLY
EXHIBIT                                                                               NUMBERED
NUMBER                EXHIBITS                                                        PAGE
------                --------                                                        ---------------
     1                February performance Summary                                            07

     2                Series 1996-3 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      09

     3                Series 1997-1 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      11

     4                Series 1997-2 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      13

     5                Series 1998-1 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      16

     6                Series 1998-4 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      18

     7                Series 1999-1 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      20

     8                Series 1999-2 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      22

     9                Series 1999-3 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      24

     10               Series 2000-1 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      26

     11               Series 2000-2 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      28

     12               Series 2000-3 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      30

     13               Series 2000-4 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      32

     14               Series 2000-5 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      34

     15               Series 2001-1 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      36

     16               Series 2001-2 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      38

     17               Series 2001-3 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      40

     18               Series 2001-4 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      42

     19               Series 2001-5 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      44

     20               Series 2001-6 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      46

     21               Series 2001-7 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      48

     22               Series 2001-8 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      50

     23               Series 2002-1 Class A and Class B Certificate-
                      holder's Statements for the month of February 2002                      52

     24               Trust Excess Spread Analysis                                            54